UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2017

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105 (Zip Code)

(314) 480-1400 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)    At a meeting on October 25, 2017, the Board of Directors (the Board) of Olin Corporation (Registrant) elected Earl L. Shipp as a new director, effective immediately. Mr. Shipp was also appointed to serve on the Audit Committee and the Directors and Corporate Governance Committee of the Board of Registrant.

Mr. Shipp was selected by DowDuPont, formerly known as The Dow Chemical Company (TDCC), for election to the Board of Registrant in accordance with the provisions of the Merger Agreement relating to Registrant’s October 5, 2015 acquisition of TDCC’s U.S. Chlor Alkali and Vinyl, Global Chlorinated Organics and Global Epoxy businesses. Pursuant to the Merger Agreement, Registrant agreed to take all such action as may be necessary to cause three individuals designated by TDCC to be appointed to the Board of Registrant and to include each of the TDCC designees (of which Mr. Shipp is the third designee) as nominees for Registrant’s Board at its next annual meeting of shareholders.

Mr. Shipp will be compensated for Board services in the same manner as other members of the Board of Registrant as described in Registrant’s annual proxy statement filed March 8, 2017.

A copy of the press release announcing the election of Mr. Shipp is attached as Exhibit 99.1 and is incorporated by reference to this Item 5.02.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 25, 2017, the Board of Registrant approved an amendment to Article II, Section 1 of Registrant’s Bylaws with such amendment to be effective October 25, 2017, to increase the size of the Board from ten to eleven directors.

A copy of the amended Bylaws is filed as Exhibit 3.1 hereto and is incorporated by reference into this Item 5.03.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit
3.1	Bylaws as amended effective October 25, 2017.
99.1	Press Release, announcing election of Earl L. Shipp as a director, dated October 25, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION
By:	/s/ Eric A. Blanchard
	Name:	Eric A. Blanchard
	Title:	Vice President, General Counsel and Secretary

Date: October 25, 2017